UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

ATLANTIC ACQUISITION II, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-221490	82-2108340
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

18731 SE River Ridge Tequesta, FL	33469
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  561-310-4692

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01   Entry into a Material Agreement

On February 7, 2020 the October 18, 2018, Share Exchange Agreement executed between the corporation and the Perfectly Green Corp. was terminated by the corporation pursuant to Section 6.1(f) for failure by Perfectly Green to meet the terms of the Agreement. These included breaches of Article II, Section E; Article II, Section (i) and the Article II representations and warranties.

The corporation will now seek a new acquisition candidate.

Item 9.01  Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 13, 2020

ATLANTIC ACQUISITION II, INC.

/s/ Robert Bubeck

Robert Bubeck, President

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